SUPPLEMENT DATED DECEMBER 5, 2023

TO THE DELAWARE LIFE ACCELERATOR PRIME® VARIABLE ANNUITY
PROSPECTUS, INITIAL SUMMARY PROSPECTUS AND UPDATING SUMMARY PROSPECTUS EACH DATED MAY 1, 2023, AS SUPPLEMENTED
ISSUED BY DELAWARE LIFE INSURANCE COMPANY VARIABLE ACCOUNT F

This supplement contains important information about investment options currently available under your Contract.

The reorganization of the BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation Fund”) into the BlackRock Large Cap Focus Growth V.I. Fund (and subsequent name change of the latter) was expected to occur after close of business on December 8, 2023. The Board of Directors of BlackRock Variable Series Funds, Inc. announced on December 4, 2023, that the reorganization has been postponed. Contract owners may continue to allocate new Purchase Payments and Contract Value into the Capital Appreciation Fund investment option until further notice.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE